                                                                   Exhibit 1(aa)

                    SEVENTEENTH AMENDMENT DATED JUNE 18, 2008

                             TO JANUS ADVISER SERIES
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003

Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is amended as follows to reflect the establishment and designation of Janus Adviser Modular Portfolio Construction Fund and Class A, Class C, Class I, and Class S Shares of such Fund, each as of September 3, 2008.

                                   SCHEDULE A

Series of the Trust                                    Available Classes
-------------------                                    -----------------
Janus Adviser Balanced Fund                            Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Contrarian Fund                          Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Flexible Bond Fund                       Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Floating Rate High Income Fund           Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class S Shares

Janus Adviser Forty Fund                               Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Fundamental Equity Fund                  Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Global Real Estate Fund                  Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class S Shares

Janus Adviser Global Research Fund                     Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class S Shares

Janus Adviser Growth and Income Fund                   Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser High-Yield Fund                          Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Institutional Cash Management Fund               Premium Shares
                                                       Institutional Shares

Janus Institutional Government Money Market Fund       Premium Shares
                                                       Select Shares
                                                       Primary Shares
                                                       Institutional Shares
                                                       Service Shares

Janus Institutional Money Market Fund                  Premium Shares
                                                       Select Shares
                                                       Primary Shares
                                                       Institutional Shares
                                                       Service Shares

Janus Adviser INTECH Risk-Managed Core Fund            Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser INTECH Risk-Managed Growth Fund          Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser INTECH Risk-Managed International Fund   Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class S Shares

Janus Adviser INTECH Risk-Managed Value Fund           Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser International Equity Fund                Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser International Forty Fund                 Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class S Shares

Janus Adviser International Growth Fund                Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Large Cap Growth Fund                    Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Long/Short Fund                          Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Mid Cap Growth Fund                      Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Mid Cap Value Fund                       Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Modular Portfolio Construction Fund      Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class S Shares

Janus Adviser Money Market Fund                        Class A Shares
                                                       Class C Shares
                                                       Class S Shares

Janus Adviser Orion Fund                               Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Small Company Value Fund                 Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Small-Mid Growth Fund                    Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Worldwide Fund                           Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

[SEAL]


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